UBS Investment Trust

SAI Supplement

UBS Investment Trust

U.S. Allocation Fund

Supplement to the Statement of Additional Information (the "SAI") dated December 29, 2012, as supplemented to date

August 20, 2013

Dear Investor,

The purpose of this supplement is to update information related to certain additional compensation paid to Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC and First Clearing, LLC.

Accordingly, the SAI is hereby revised as follows, effective immediately:

The section captioned "Investment advisory, administration and principal underwriting arrangements" and sub-captioned "Additional compensation to financial institution(s)" and further sub-captioned "Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")" on page 53 of the SAI is deleted in its entirety and replaced by the following:

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS Global AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for the fund held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-636